UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number  811-21486
                                    811-21538

Name of Fund: Merrill Lynch Real Investment Fund
              Master Real Investment Trust

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Real Investment Fund and Master Real Investment Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/05

Date of reporting period: 12/01/04 - 11/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
Real Investment Fund


Annual Report
November 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Real Investment Fund
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Real Investment Fund


Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Real Investment Fund to shareholders of record on December 20, 2004:


Federal Obligation Interest                                        10.20%


The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:


Total Returns as of November 30, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.88%        + 8.44%
Small-cap U.S. equities (Russell 2000 Index)                            +10.47         + 8.14
International equities (MSCI Europe Australasia Far East Index)         +11.23         +13.25
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.48         + 2.40
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.36         + 3.88
High yield bonds (Credit Suisse First Boston High Yield Index)          + 2.33         + 2.94


With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



A Discussion With Your Fund's Portfolio Managers


The Fund provided a positive total return for the fiscal year as commodity prices rose, along with interest rates, and our exposure to high-quality, short-duration fixed income assets provided some yield enhancement.


What is the Fund's investment objective?

The Fund seeks positive long-term total return, primarily through investment in commodity-linked derivative instruments and short-term investment grade debt obligations. The commodity-linked derivative instruments in which the Fund may invest include hybrid instruments, such as structured notes or commodity-linked notes, whose principal and/or interest payments are tied to the value of a real asset or commodity index, such as the Goldman Sachs Commodity Total Return Index. The debt obligations in which the Fund invests are primarily investment grade, floating rate debt securities of any maturity.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended November 30, 2005, the Fund's Class A, Class B, Class C and Class I Shares had total net returns of +7.39%, +6.63%, +6.67% and +7.70%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Goldman Sachs Commodity Total Return Index returned +9.85%. Importantly, the Index is used to illustrate the performance of the overall commodities markets, but is not necessarily a comparable measure of the Fund's results. The Fund is designed to tap into the performance of the commodities markets and will generally track the markets' trends. However, it is a fixed income investment and must fund the cost of gaining that commodity exposure through the creation of commodity-linked notes. This inherent cost will necessarily impact the Fund's results relative to the Index.

During the fiscal year, the Fund's net assets increased from $69.6 million to $90.5 million. Having to invest the new cash as commodity prices rose detracted somewhat from the Fund's total returns. Nevertheless, the rising energy prices contributed to the positive absolute performance of the portfolio. Not surprisingly, oil captured most of the headlines, with the price per barrel reaching record highs on more than one occasion during the 12-month period. Overall, the price of crude oil increased from approximately $49 per barrel a year ago to roughly $57 per barrel at November 30, 2005. A particularly sharp spike in the price of oil and gasoline came in the immediate aftermath of Hurricane Katrina in September. Since then, prices have moderated somewhat but remain higher on a year-over-year basis.

Oil was not the only commodity to move sharply higher over the past year. Natural gas prices increased approximately 70% while industrial metals also appreciated. Copper, in particular, was up 65% year-over-year. The rise in energy and industrial metal prices is primarily attributable to increased demand on the part of developing economies, such as China and India, where commodities are required to meet growing infrastructure development needs. In addition, the price of gold (a precious metal) increased roughly 7% during the year, largely a reflection of investor concerns about inflation.

Because we use credit-sensitive debt securities to provide yield enhancement for the portfolio, Fund returns also are influenced by the performance of the overall credit markets. As investors grew more cautious during the course of the year, the spread-narrowing trend that had long benefited lower-quality credits began to subside. As such, our strategy of investing in high-quality, low-duration assets proved to be slightly accretive to performance.


What changes were made to the portfolio during the period?

As new money came into the Fund, we sought to quickly invest those proceeds in an effort to maintain a nearly 100% exposure to the Goldman Sachs Commodity Total Return Index. We use commodity-linked notes issued to the Fund by high-quality banks, insurance companies and other financial services issues to gain exposure to the Index. During the period, we added Morgan Stanley to our group of issuers, bringing the total number to four. The addition of Morgan Stanley reflects our continued efforts to diversify our issuer exposure, so as to spread out and effectively reduce the risk of overexposing the Fund's assets to a particular counterparty. In addition, the maturities on these commodity-linked notes tend to be in the area of 13 months, further reducing risk simply due to the fairly short-term nature of the agreements. We continue to work with other commodity-linked note issuers to potentially add to our current portfolio of four over the course of the next year.



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



We continued to fund the cost of acquiring the commodity-linked exposure with income generated from low-duration fixed income investments, such as U.S. government agency debt, structured finance securities and other corporate and mortgage products. These securities have low interest rate risk and consist primarily of high-quality, structured asset-backed products, including home equity floaters and other corporate and mortgage-backed floating rate products.

In the latter six months of the period, we initiated a position in Fannie Mae multi-family commercial properties, an asset class that we believe could provide incremental yield and total return potential over time. We continued to look for inexpensive floating rate assets, and established a position in certain collateralized debt obligations (CDOs). These two additions are consistent with our goal of enhancing yield in the portfolio through high-quality, short-duration assets. This was accomplished while improving the overall credit quality of the portfolio from AA- at the beginning of the fiscal year to AA at November 30, 2005.


How would you characterize the portfolio's position at the close of the period?

In the fixed income basket, our focus continues to be on high-quality structured products. Our commitment to these sectors at period-end was broken down as follows: 15% in floating rate collateralized mortgage obligations; 12% in asset-backed securities, including floating rate home equity loans; 10% in the aforementioned Fannie Mae commercial mortgage product; 9% in floating rate residential B&C (non-prime) loans; and 8% in U.K. mortgages denominated in U.S. dollars. Most of these assets are floating rate securities or are structured to be of a relatively short duration. We favor these types of securities in the current environment, as they will track the movement of short-term interest rates without the same volatility as fixed rate securities. Therefore, in a rising rate environment, these securities will not decline in price. This is consistent with the objective of the Fund, as our investors are seeking exposure to the commodity markets, but without the downward price pressure associated with rising interest rates.

At period-end, the portfolio had a 97% exposure to the Goldman Sachs Commodity Total Return Index. At that time, we were actively gathering cash to be used to put a new commodity-linked note in place and increase our exposure to the Index to 100%.

We continue to believe that commodities will be a benefactor of global economic expansion. Growth in developing economies, although slower than last year, continues to be almost twice that of developed countries. Commodities will continue to be necessary to support these nations' infrastructure and development needs, which lends support to investment in this asset class. As we have said in prior reports to shareholders, commodities tend to perform opposite of traditional asset classes. Thus, the Fund offers an opportunity to diversify a traditional portfolio of stocks and bonds, thereby helping investors to prepare for a wider range of market and economic conditions. Given its unique structure, the Fund also offers shareholders access to securities that are not available to individual investors on the open market.


Frank Viola
Vice President and Co-Portfolio Manager


Thomas F. Musmanno
Vice President and Co-Portfolio Manager


December 14, 2005



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



Performance Data



About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser has voluntarily waived a portion of its fee. Without such waiver, the Fund's returns would have been lower.


Recent Performance Results
                                                               6-Month          12-Month     Since Inception
As of November 30, 2005                                      Total Return     Total Return     Total Return
ML Real Investment Fund Class A Shares*                         + 9.39%           +7.39%          +24.25%
ML Real Investment Fund Class B Shares*                         + 8.95           +6.63            +23.15
ML Real Investment Fund Class C Shares*                         + 9.05           +6.67            +23.20
ML Real Investment Fund Class I Shares*                         + 9.56           +7.70            +24.72
Goldman Sachs Commodity Total Return Index**                    +10.82           +9.85            +32.02

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 3/26/04.

** This unmanaged Index is calculated primarily on a world production-weighted basis and comprises the principal physical commodities that are the subject of active, liquid futures markets.
   Since inception total returns are from 3/26/04.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML Real Investment Fund++ Class A, Class B, Class C and Class I Shares* compared to a similar investment in Goldman Sachs Commodity Total Return Index++++. Values illustrated are as follows:


ML Real Investment Fund++
Class A Shares*

Date                                             Value

3/26/2004**                                    $ 9,475.00
November 2004                                  $10,963.00
November 2005                                  $11,773.00


ML Real Investment Fund++
Class B Shares*

Date                                             Value

3/26/2004**                                    $10,000.00
November 2004                                  $11,550.00
November 2005                                  $11,915.00


ML Real Investment Fund++
Class C Shares*

Date                                             Value

3/26/2004**                                    $10,000.00
November 2004                                  $11,550.00
November 2005                                  $12,320.00


ML Real Investment Fund++
Class I Shares*

Date                                             Value

3/26/2004**                                    $ 9,475.00
November 2004                                  $10,972.00
November 2005                                  $11,817.00


Goldman Sachs Commodity Total Return Index++++

Date                                             Value

3/26/2004**                                    $10,000.00
November 2004                                  $12,017.00
November 2005                                  $13,202.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.

  ** Commencement of operations.

  ++ ML Real Investment Fund invests all of its assets in Master Real
     Investment Trust. The Portfolio invests primarily in commodity-linked derivative instruments, and U.S. Government securities and other debt obligations.

++++ This unmanaged Index is calculated primarily on a world production-weighted basis and comprises the principal physical commodities that are the subject of active, liquid futures markets.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/05                 + 7.39%          + 1.75%
Inception (3/26/04)
through 11/30/05                        +13.78           +10.19


                                        Return            Return
                                     Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 11/30/05                 + 6.63%          + 2.63%
Inception (3/26/04)
through 11/30/05                        +13.18           +10.98


                                        Return            Return
                                     Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 11/30/05                 + 6.67%          + 5.67%
Inception (3/26/04)
through 11/30/05                        +13.21           +13.21


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 11/30/05                 + 7.70%          + 2.05%
Inception (3/26/04)
through 11/30/05                        +14.03           +10.43

     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2005 and held through November 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     June 1, 2005 to
                                                               June 1,          November 30,       November 30,
                                                                 2005               2005               2005
Actual

Class A                                                         $1,000           $1,093.90            $ 8.24
Class B                                                         $1,000           $1,089.50            $12.26
Class C                                                         $1,000           $1,090.50            $12.26
Class I                                                         $1,000           $1,095.60            $ 6.93

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,017.23            $ 7.94
Class B                                                         $1,000           $1,013.37            $11.81
Class C                                                         $1,000           $1,013.37            $11.81
Class I                                                         $1,000           $1,018.48            $ 6.68

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.57% for Class A, 2.34% for Class B, 2.34% for Class C and 1.32% for Class I), multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder and the master trust in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Statement of Assets and Liabilities                                                            Merrill Lynch Real Investment Fund

As of November 30, 2005
Assets

           Investment in Master Real Investment Trust (the "Trust"), at value
           (identified cost--$90,693,914)                                                                         $    90,572,206
           Prepaid expenses                                                                                                12,213
                                                                                                                  ---------------
           Total assets                                                                                                90,584,419
                                                                                                                  ---------------

Liabilities

           Payables:
               Distributor                                                                     $        48,936
               Other affiliates                                                                         17,684
               Administrator                                                                             3,176             69,796
                                                                                               ---------------
           Accrued expenses                                                                                                20,446
                                                                                                                  ---------------
           Total liabilities                                                                                               90,242
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $    90,494,177
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.01 par value, unlimited number of shares
           authorized                                                                                             $        10,410
           Class B Shares of beneficial interest, $.01 par value, unlimited number of shares
           authorized                                                                                                       9,383
           Class C Shares of beneficial interest, $.01 par value, unlimited number of shares
           authorized                                                                                                      36,048
           Class I Shares of beneficial interest, $.01 par value, unlimited number of shares
           authorized                                                                                                      17,614
           Paid-in capital in excess of par                                                                            77,594,143
           Undistributed investment income--net                                                $    13,486,577
           Accumulated capital losses allocated from the Trust--net                                  (538,290)
           Unrealized depreciation allocated from the Trust--net                                     (121,708)
                                                                                               ---------------
           Total accumulated earnings--net                                                                             12,826,579
                                                                                                                  ---------------
           Net Assets                                                                                             $    90,494,177
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $12,860,222 and 1,040,959 shares of beneficial interest
           outstanding                                                                                            $         12.35
                                                                                                                  ===============
           Class B--Based on net assets of $11,534,206 and 938,309 shares of beneficial interest
           outstanding                                                                                            $         12.29
                                                                                                                  ===============
           Class C--Based on net assets of $44,291,688 and 3,604,803 shares of beneficial interest
           outstanding                                                                                            $         12.29
                                                                                                                  ===============
           Class I--Based on net assets of $21,808,061 and 1,761,393 shares of beneficial interest
           outstanding                                                                                            $         12.38
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Statement of Operations                                                                        Merrill Lynch Real Investment Fund

For the Year Ended November 30, 2005
Investment Income

           Net investment income allocated from the Trust:
               Interest                                                                                           $     2,557,784
               Expenses                                                                                                 (602,329)
                                                                                                                  ---------------
           Total income                                                                                                 1,955,455
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $       826,987
           Account maintenance and distribution fees--Class C                                          410,187
           Account maintenance and distribution fees--Class B                                          113,587
           Offering costs                                                                               83,804
           Registration fees                                                                            61,658
           Transfer agent fees--Class C                                                                 51,498
           Printing and shareholder reports                                                             51,085
           Account maintenance fees--Class A                                                            30,795
           Professional fees                                                                            26,966
           Transfer agent fees--Class I                                                                 19,341
           Transfer agent fees--Class B                                                                 14,332
           Transfer agent fees--Class A                                                                 13,254
           Other                                                                                        11,642
                                                                                               ---------------
           Total expenses before waiver                                                              1,715,136
           Waiver of expenses                                                                        (658,827)
                                                                                               ---------------
           Total expenses after waiver                                                                                  1,056,309
                                                                                                                  ---------------
           Investment income--net                                                                                         899,146
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

           Realized gain on investments, futures contracts and swaps--net                           12,008,250
           Change in unrealized appreciation/depreciation on investments, futures contracts,
           swaps and options--net                                                                  (7,658,589)
                                                                                               ---------------
           Total realized and unrealized gain--net                                                                      4,349,661
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $     5,248,807
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Statements of Changes in Net Assets                                                            Merrill Lynch Real Investment Fund
                                                                                                 For the         For the Period
                                                                                                Year Ended      March 26, 2004++
                                                                                               November 30,     to November 30,
Increase (Decrease) in Net Assets:                                                                 2005               2004
Operations

           Investment income--net                                                              $       899,146    $        31,597
           Realized gain--net                                                                       12,008,250             37,437
           Change in unrealized appreciation/depreciation--net                                     (7,658,589)          7,536,881
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      5,248,807          7,605,915
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                                (62,433)                 --
               Class B                                                                                (21,074)                 --
               Class C                                                                                (82,000)                 --
               Class I                                                                                (96,002)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                       (261,509)                 --
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

           Net increase in net assets derived from beneficial interest transactions                 15,930,594         61,870,370
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                             20,917,892         69,476,285
           Beginning of period                                                                      69,576,285            100,000
                                                                                               ---------------    ---------------
           End of period*                                                                      $    90,494,177    $    69,576,285
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $    13,486,577    $       214,735
                                                                                               ===============    ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Financial Highlights                                                                           Merrill Lynch Real Investment Fund
                                                                                                            Class A

                                                                                                 For the         For the Period
                                                                                                Year Ended      March 26, 2004++
The following per share data and ratios have been derived                                      November 30,     to November 30,
from information provided in the financial statements.                                             2005               2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $         11.57    $         10.00
                                                                                               ---------------    ---------------
           Investment income--net                                                                          .18                .01
           Realized and unrealized gain--net                                                               .67               1.56
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .85               1.57
                                                                                               ---------------    ---------------
           Less dividends from investment income--net                                                    (.07)                 --
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         12.35    $         11.57
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                            7.39%          15.70%+++
                                                                                               ===============    ===============

Ratios to Average Net Assets***

           Expenses, net of waiver and reimbursement                                                     1.57%             1.42%*
                                                                                               ===============    ===============
           Expenses                                                                                      2.37%             2.61%*
                                                                                               ===============    ===============
           Investment income--net                                                                        1.51%              .19%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        12,860    $        10,867
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              50.00%             19.40%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Financial Highlights (continued)                                                               Merrill Lynch Real Investment Fund
                                                                                                            Class B

                                                                                                 For the         For the Period
                                                                                                Year Ended      March 26, 2004++
The following per share data and ratios have been derived                                      November 30,     to November 30,
from information provided in the financial statements.                                             2005               2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $         11.55    $         10.00
                                                                                               ---------------    ---------------
           Investment income (loss)--net                                                                   .09             --++++
           Realized and unrealized gain--net                                                               .67               1.55
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .76               1.55
                                                                                               ---------------    ---------------
           Less dividends from investment income--net                                                    (.02)                 --
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         12.29    $         11.55
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                            6.63%          15.50%+++
                                                                                               ===============    ===============

Ratios to Average Net Assets***

           Expenses, net of waiver and reimbursement                                                     2.34%             1.65%*
                                                                                               ===============    ===============
           Expenses                                                                                      3.14%             3.37%*
                                                                                               ===============    ===============
           Investment income (loss)--net                                                                  .73%            (.03%)*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        11,534    $        10,663
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              50.00%             19.40%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Includes the Fund's share of the Trust's allocated expenses and/or investment income (loss)--net.

            ++ Commencement of operations.

          ++++ Amount is less than $(.01) per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Financial Highlights (continued)                                                               Merrill Lynch Real Investment Fund
                                                                                                            Class C

                                                                                                 For the         For the Period
                                                                                                Year Ended      March 26, 2004++
The following per share data and ratios have been derived                                      November 30,     to November 30,
from information provided in the financial statements.                                             2005               2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $         11.55    $         10.00
                                                                                               ---------------    ---------------
           Investment income (loss)--net                                                                   .09             --++++
           Realized and unrealized gain--net                                                               .68               1.55
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .77               1.55
                                                                                               ---------------    ---------------
           Less dividends from investment income--net                                                    (.03)                 --
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         12.29    $         11.55
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                            6.67%          15.50%+++
                                                                                               ===============    ===============

Ratios to Average Net Assets***

           Expenses, net of waiver and reimbursement                                                     2.34%             1.67%*
                                                                                               ===============    ===============
           Expenses                                                                                      3.14%             3.37%*
                                                                                               ===============    ===============
           Investment income (loss)--net                                                                  .75%            (.03%)*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        44,292    $        34,403
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              50.00%             19.40%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Includes the Fund's share of the Trust's allocated expenses and/or investment income (loss)--net.

            ++ Commencement of operations.

          ++++ Amount is less than $(.01) per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Financial Highlights (concluded)                                                               Merrill Lynch Real Investment Fund
                                                                                                            Class I

                                                                                                 For the         For the Period
                                                                                                Year Ended      March 26, 2004++
The following per share data and ratios have been derived                                      November 30,     to November 30,
from information provided in the financial statements.                                             2005               2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $         11.58    $         10.00
                                                                                               ---------------    ---------------
           Investment income--net                                                                          .22                .02
           Realized and unrealized gain--net                                                               .66               1.56
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .88               1.58
                                                                                               ---------------    ---------------
           Less dividends from investment income--net                                                    (.08)                 --
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         12.38    $         11.58
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                            7.70%          15.80%+++
                                                                                               ===============    ===============

Ratios to Average Net Assets***

           Expenses, net of waiver and reimbursement                                                     1.32%             1.27%*
                                                                                               ===============    ===============
           Expenses                                                                                      2.12%             2.36%*
                                                                                               ===============    ===============
           Investment income--net                                                                        1.79%              .35%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        21,808    $        13,643
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              50.00%             19.40%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



Notes to Financial Statements                Merrill Lynch Real Investment Fund


1. Significant Accounting Policies:
Merrill Lynch Real Investment Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Real Investment Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at November 30, 2005 was 85.3%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Offering costs--Offering costs were amortized over a 12-month period beginning with the commencement of operations of the Fund.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Investment transactions--Investment transactions in the Trust are accounted for on a trade-date basis.

(h) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $12,550,401 has been reclassified between undistributed net realized capital gains allocated from the Trust and undistributed net investment income and $83,804 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to the characterization of realized gains on certain debt instruments, swap agreements and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has contractually agreed to waive the Fund's investment advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust. In addition to the contractual waiver, MLIM has agreed to voluntarily waive the management fees and/or reimburse expenses in order to cap total expenses (excluding distribution fee and/or account maintenance fees) at 1.33%. For the year ended November 30, 2005, MLIM earned fees of $826,987, of which $658,827 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, pursuant to which MLIM, LLC provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



Notes to Financial Statements (continued)    Merrill Lynch Real Investment Fund


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12(b)-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                      $ 8,665          $ 123,663
Class I                                      $    23          $     531


For the year ended November 30, 2005, MLPF&S received contingent deferred sales charges of $41,383 and $25,307 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $6 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, ML & Co., FAMD, FDS, and/or MLIM, LLC.


3. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions were $15,930,594 and $61,870,370 for the year ended November 30, 2005 and for the period March 26, 2004 to November 30, 2004, respectively.


Class A Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  487,075    $     5,946,383
Automatic conversion of shares                19,621            237,061
Shares issued to shareholders in
   reinvestment of dividends                   5,089             55,421
                                     ---------------    ---------------
Total issued                                 511,785          6,238,865
Shares redeemed                            (410,076)        (4,981,361)
                                     ---------------    ---------------
Net increase                                 101,709    $     1,257,504
                                     ===============    ===============


Class A Shares for the
Period March 26, 2004++                                          Dollar
to November 30, 2004                          Shares             Amount

Shares sold                                1,268,517    $    13,208,986
Automatic conversion of shares                13,919            163,571
                                     ---------------    ---------------
Total issued                               1,282,436         13,372,557
Shares redeemed                            (345,686)        (3,775,939)
                                     ---------------    ---------------
Net increase                                 936,750    $     9,596,618
                                     ===============    ===============

 ++ Prior to commencement of operations, the Fund issued 2,500 shares to FAM for $25,000.



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



Notes to Financial Statements (concluded)    Merrill Lynch Real Investment Fund


Class B Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  318,856    $     3,929,559
Shares issued to shareholders in
   reinvestment of dividends                   1,630             17,783
                                     ---------------    ---------------
Total issued                                 320,486          3,947,342
                                     ---------------    ---------------
Shares redeemed                            (285,334)        (3,572,607)
Automatic conversion of shares              (19,653)          (237,061)
                                     ---------------    ---------------
Total redeemed                             (304,987)        (3,809,668)
                                     ---------------    ---------------
Net increase                                  15,499    $       137,674
                                     ===============    ===============


Class B Shares for the
Period March 26, 2004++                                          Dollar
to November 30, 2004                          Shares             Amount

Shares sold                                1,036,613    $    10,714,246
                                     ---------------    ---------------
Shares redeemed                            (102,372)        (1,148,566)
Automatic conversion of shares              (13,931)          (163,571)
                                     ---------------    ---------------
Total redeemed                             (116,303)        (1,312,137)
                                     ---------------    ---------------
Net increase                                 920,310    $     9,402,109
                                     ===============    ===============

 ++ Prior to commencement of operations, the Fund issued 2,500 shares to MLIM for $25,000.


Class C Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                1,673,853    $    20,280,854
Shares issued to shareholders in
   reinvestment of dividends                   6,648             72,532
                                     ---------------    ---------------
Total issued                               1,680,501         20,353,386
Shares redeemed                          (1,053,157)       (13,015,861)
                                     ---------------    ---------------
Net increase                                 627,344    $     7,337,525
                                     ===============    ===============


Class C Shares for the
Period March 26, 2004++                                          Dollar
to November 30, 2004                          Shares             Amount

Shares sold                                3,174,366    $    33,037,378
Shares redeemed                            (199,407)        (2,243,680)
                                     ---------------    ---------------
Net increase                               2,974,959    $    30,793,698
                                     ===============    ===============

 ++ Prior to commencement of operations, the Fund issued 2,500 shares to MLIM for $25,000.


Class I Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                1,159,874    $    14,285,155
Shares issued to shareholders in
   reinvestment of dividends                   8,062             87,793
                                     ---------------    ---------------
Total issued                               1,167,936         14,372,948
Shares redeemed                            (584,467)        (7,175,057)
                                     ---------------    ---------------
Net increase                                 583,469    $     7,197,891
                                     ===============    ===============


Class I Shares for the
Period March 26, 2004++                                          Dollar
to November 30, 2004                          Shares             Amount

Shares sold                                1,440,324    $    15,025,559
Shares redeemed                            (264,900)        (2,947,614)
                                     ---------------    ---------------
Net increase                               1,175,424    $    12,077,945
                                     ===============    ===============

 ++ Prior to commencement of operations, the Fund issued 2,500 shares to MLIM for $25,000.


4. Distributions to Shareholders:
The Fund paid an ordinary dividend in the amount of $1.861903 per Class A Share, $1.776199 per Class B Share, $1.782314 per Class C Share and $1.889350 per Class I Share on December 30, 2005 to shareholders of record on December 22, 2005.

In addition, the Fund paid a long-term capital gain distribution in the amount of $.007995 per Class A Share, $.007995 per Class B Share, $.007995 per Class C Share and $.007995 per Class I Share on December 30, 2005 to shareholders of record on December 22, 2005.

The tax character of distributions paid during the fiscal year ended November 30, 2005 and the period March 26, 2004 to November 30, 2004 was as follows:


                                                         3/26/2004++ to
                                          11/30/2005         11/30/2004

Distributions paid from:
   Ordinary income                   $       261,509    $            --
                                     ---------------    ---------------
Total taxable distributions          $       261,509    $            --
                                     ===============    ===============

 ++ Commencement of operations.


As of November 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                      $    13,499,330
Undistributed long-term capital gains--net                       59,342
                                                        ---------------
Total undistributed earnings--net                            13,558,672
Capital loss carryforward                                            --
Unrealized losses--net                                       (732,093)*
                                                        ---------------
Total accumulated earnings--net                         $    12,826,579
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized losses of certain futures contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



Report of Independent Registered Public Accounting Firm

                                             Merrill Lynch Real Investment Fund


To the Shareholders and Board of Trustees of Merrill Lynch Real Investment Fund:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Real Investment Fund as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period March 26, 2004 (commencement of operations) to November 30, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Real Investment Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 26, 2004 through November 30, 2004, in conformity with U.S. generally accepted accounting principles.



(Ernst & Young, LLP)
Philadelphia, Pennsylvania
January 18, 2006



Portfolio Information                              Master Real Investment Trust


As of November 30, 2005


                                               Percent of
                                                 Total
Asset Mix                                     Investments


Corporate Bonds & Structured Notes                34.0%
Asset-Backed Securities                           24.9
Non-Government Agency
   Mortgage-Backed Securities                     17.2
Government Agency Mortgage-Backed
   Securities                                     10.1
Government Agency Mortgage-Backed
   Securities--Collateralized Mortgage
   Obligations                                     3.8
Other*                                            10.0

 * Includes portfolio holdings in short-term investments and options.



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Schedule of Investments                                                                              Master Real Investment Trust

                          Face
                        Amount   Asset-Backed Securities++                                                               Value
                 $   1,000,000   ACE Securities Corp. Series 2004-OP1 Class M3, 5.441% due 4/25/2034 (a)          $     1,001,723
                     3,000,000   Accredited Mortgage Loan Trust Series 2004-3 Class 2A6, 4.771% due
                                 10/25/2034 (a)                                                                         3,023,500
                       500,000   Altius Funding Ltd. Series 2005-2A Class D, 6.712% due 12/05/2040 (a)(b)                 500,000
                       200,000   American Express Credit Account Master Trust Series 2002-1 Class A, 4.23%
                                 due 9/15/2009 (a)                                                                        200,240
                                 Ameriquest Mortgage Securities, Inc. (a):
                     1,000,000       Series 2004-IA1 Class M4, 5.691% due 9/25/2034                                     1,011,468
                     1,500,000       Series 2004-R1 Class M2, 4.77% due 2/25/2034                                       1,502,874
                       697,430   Amortizing Residential Collateral Trust Series 2002-BC3 Class M2, 5.291% due
                                 6/25/2032 (a)                                                                            705,290
                       200,000   Asset Backed Securities Corp. Home Equity Series 2004-HE9 Class M2, 5.391% due
                                 12/25/2034 (a)                                                                           202,874
                       200,000   BA Master Credit Card Trust Series 2001-A Class A, 4.24% due 6/15/2008 (a)               200,110
                       200,000   Bank One Issuance Trust Series 2002-A5 Class A5, 4.24% due 6/15/2010 (a)                 200,411
                     1,000,000   Bear Stearns Asset Backed Securities, Inc. Series 2004-FR3 Class M2, 5.361% due
                                 10/25/2034 (a)                                                                         1,012,954
                       500,000   Buckingham CDO Ltd. Series 2005-2A Class E, 7.14% due 4/05/2041 (a)(b)                   500,000
                                 Capital Auto Receivables Asset Trust Series 2003-2 (a):
                        25,949       Class A3B, 4.16% due 2/15/2007                                                        25,949
                       200,000       Class A4B, 4.18% due 1/15/2009                                                       200,073
                                 Capital One Auto Finance Trust (a):
                        28,754       Series 2003-A Class A3B, 4.28% due 10/15/2007                                         28,757
                       228,723       Series 2003-B Class A3, 4.23% due 1/15/2008                                          228,775
                       200,000   Capital One Master Trust Series 1999-3 Class A, 4.37% due 9/15/2009 (a)                  200,320
                     1,500,000   Capital One Multi-Asset Execution Trust Series 2002-C1 Class C1, 6.87%
                                 due 7/15/2010 (a)                                                                      1,565,263
                     2,000,000   Centex Home Equity Series 2004-D Class MV1, 4.811% due 9/25/2034 (a)                   2,011,804
                                 Countrywide Asset-Backed Certificates (a):
                     1,000,000       Series 2003-2 Class M1, 4.90% due 6/26/2033                                        1,003,720
                     1,000,000       Series 2004-5 Class M2, 4.86% due 7/25/2034                                        1,005,094
                     2,000,000       Series 2004-8 Class M1, 4.891% due 2/25/2035                                       2,018,035
                     1,000,000       Series 2005-BC3 Class 2A3, 4.601% due 6/25/2035                                    1,002,656
                     2,000,000   Fremont Home Loan Trust Series 2004-3 Class M2, 4.738% due 11/25/2034 (a)              2,001,128
                       167,588   Household Automotive Trust Series 2002-3 Class A4B, 4.48% due 5/18/2009 (a)              167,805
                         4,870   Long Beach Mortgage Loan Trust Series 2003-4 Class AV3, 4.531% due 8/25/2033 (a)           4,871
                     1,000,000   MASTR Asset Backed Securities Trust Series 2004-HE1 Class M5, 5.541% due
                                 9/25/2034 (a)                                                                          1,009,033
                       365,000   MBNA Credit Card Master Note Trust Series 2001-C1 Class C1, 5.17% due
                                 10/15/2008 (a)                                                                           366,181
                       377,794   MSDWCC Heloc Trust Series 2003-2 Class A, 4.451% due 4/25/2016 (a)                       378,178
                                 Morgan Stanley ABS Capital (a):
                     1,000,000       Series 2003-NC5 Class M2, 6.19% due 4/25/2033                                      1,008,029
                       516,584       Series 2004-NC1 Class A2, 4.56% due 12/27/2033                                       518,378
                       500,000   Residential Asset Mortgage Products, Inc. Series 2004-RZ4 Class M3, 5.091% due
                                 12/25/2034 (a)                                                                           502,109
                                 Residential Asset Securities Corp. (a):
                       110,613       Series 2000-KS4 Class AII, 4.651% due 9/25/2031                                      110,635
                     1,000,000       Series 2004-KS8 Class MII2, 5.271% due 9/25/2034                                     999,919
                           518   Saxon Asset Securities Trust Series 2003-2 Class AV2, 4.491% due 6/25/2033 (a)               518
                       109,737   Wachovia Asset Securitization, Inc. Series 2003-HE1 Class A1, 4.481% due
                                 3/25/2033 (a)                                                                            109,841
                       459,000   Wells Fargo Home Equity Trust Series 2004-2 Class M5, 5.441% due 11/25/2033 (a)          470,409

                                 Total Asset-Backed Securities (Cost--$26,903,189)--25.4%                              26,998,924



Industry                         Corporate Bonds & Structured Notes
Capital              5,000,000   Morgan Stanley & Co., 2.53% due 10/06/2006                                             3,083,465
Markets--2.9%

Commercial           8,700,000   Barclays Bank Plc (Goldman Sachs Commodity Index Total Return Linked Notes),
Banks--12.6%                     3.834% due 9/13/2007 (b)(c)                                                           13,408,664

Diversified Financial            AIG-FP Structured Finance (Cayman) Limited (Goldman Sachs Commodity Index Total
Services--18.9%                  Return Linked Notes) (c):
                     9,000,000       3.02% due 4/07/2006                                                                9,018,954
                     3,000,000       1.50% due 5/14/2007                                                                4,549,228
                     4,500,000   JPMorgan Chase Bank (Goldman Sachs Commodity Index Total Return Linked Notes),
                                 3.63% due 4/20/2006 (c)                                                                5,024,137
                     1,000,000   Links Finance Corp. Series 55, 4.04% due 9/15/2010 (a)                                   997,629
                       500,000   Sigma Finance Corp., 6.643% due 3/31/2014 (a)(e)                                         505,325
                                                                                                                  ---------------
                                                                                                                       20,095,273


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Schedule of Investments (continued)                                                                  Master Real Investment Trust

                          Face
Industry                Amount   Corporate Bonds & Structured Notes                                                      Value
Oil, Gas &       $     250,000   Pemex Project Funding Master Trust, 5.17% due 6/15/2010 (a)(b)                   $       258,625
Consumable
Fuels--0.3%

                                 Total Corporate Bonds & Structured Notes (Cost--$37,018,753)--34.7%                   36,846,027



                                 Government Agency Mortgage-Backed Securities++
                                 Fannie Mae Guaranteed Pass-Through Certificates:
                     3,500,000       5.23% due 5/01/2009                                                                3,505,565
                       249,796       7.367% due 10/01/2009                                                                264,536
                        94,576       7.17% due 11/01/2009                                                                 100,408
                       477,441       6.83% due 1/01/2011                                                                  505,887
                       231,831       5.95% due 11/01/2011                                                                 236,605
                     1,023,039       4.70% due 12/01/2012                                                                 997,923
                     1,494,093       4.79% due 7/01/2013                                                                1,462,000
                       722,352       5.60% due 11/01/2013                                                                 737,252
                       639,904       4.825% due 12/01/2013                                                                630,909
                     2,343,921       6.33% due 1/01/2029 - 2/01/2029                                                    2,489,968

                                 Total Government Agency Mortgage-Backed Securities
                                 (Cost--$11,037,990)--10.3%                                                            10,931,053

Collateralized       2,398,694   Fannie Mae Trust Series 2004-36 Class FJ, 4.494% due 3/25/2018 (a)                     2,372,557
Mortgage               225,643   Freddie Mac Multiclass Certificates Series 1625 Class FG, 3.872% due 12/15/2008 (a)      223,759
Obligations                      Ginnie Mae Trust:
                     8,000,000       0.911%  due 12/01/2038                                                               477,920
                     9,915,771       Series 2005-9 Class IO, 0.778%  due 1/16/2045 (a)                                    542,073
                     7,992,521       Series 2005-76 Class IO,  0.882%  due 9/16/2045 (a)                                  472,178

                                 Total Government Agency Mortgage-Backed Securities--Collateralized
                                 Mortgage Obligations (Cost--$4,144,768)--3.9%                                          4,088,487


                                 Non-Government Agency Mortgage-Backed Securities++
Collateralized       1,210,661   ABN AMRO Mortgage Corp. Series 2003-2 Class 2A1, 4.691% due 3/25/2018 (a)              1,210,586
Mortgage             1,033,026   Countrywide Alternative Loan Trust Series 2004-2CB Class 1A4, 4.591% due
Obligations                      3/25/2034 (a)                                                                          1,034,867
                                 Countrywide Home Loan Mortgage Pass-Through Trust (a):
                       767,552       Series 2004-J2 Class A2, 4.691% due 3/25/2034                                        767,468
                     1,748,477       Series 2004-J7 Class 1A1, 4.641% due 8/25/2034                                     1,748,312
                       647,672   First Horizon Mortgage Pass-Through Trust Series 2003-4 Class 2A2, 4.641% due
                                 6/25/2018 (a)                                                                            650,336
                     2,135,962   GMAC Mortgage Corp. Loan Trust Series 2004-J2 Class A2, 4.691% due 6/25/2034 (a)       2,135,863
                                 Granite Mortgages Plc, Class 1C (a):
                       275,000       Series 2002-1, 5.474% due 4/20/2042                                                  277,870
                       500,000       Series 2003-1, 5.624% due 1/20/2043                                                  510,615
                     1,900,000   Holmes Financing Series 8 Class 2C, 4.87% due 7/15/2040 (a)                            1,905,344
                     3,000,000   Impac Secured Assets CMN Owner Trust Series 2004-3 Class M1, 4.791% due
                                 11/25/2034 (a)                                                                         3,013,088
                     2,000,000   MASTR Asset Securitization Trust Series 2003-7 Class 4A37, 4.591% due
                                 9/25/2033 (a)                                                                          1,986,455
                                 Residential Accredit Loans, Inc. (a):
                       611,948       Series 2004-QS8 Class A4, 4.591% due 6/25/2034                                       613,525
                       967,364       Series 2005-QS12 Class A8, 4.541% due 8/25/2035                                      965,999
                     1,360,657   Residential Funding Mortgage Securities Series 2003-S14 Class A6, 7.591% due
                                 7/25/2018 (a)                                                                          1,361,969
                       499,807   Washington Mutual Series 2005-AR2 Class B5, 4.83% due 1/25/2045 (a)                      473,568

                                 Total Non-Government Agency Mortgage-Backed Securities--Collateralized
                                 Mortgage Obligations (Cost--$18,693,002)--17.6%                                       18,655,865


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Schedule of Investments (continued)                                                                  Master Real Investment Trust

                    Beneficial
                      Interest   Short-Term Securities                                                                   Value
                 $  10,918,738   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (d)                      $    10,918,738

                                 Total Short-Term Securities (Cost--$10,918,738)--10.3%                                10,918,738


                     Number of
                 Contracts++++   Options Purchased
Put Options                 10   Swaption, expiring April 2007 at 5.95%, Broker JPMorgan Chase Bank (f)                   121,610
Purchased

                                 Total Options Purchased  (Premiums Paid--$95,050)--0.1%                                  121,610

                                 Total Investments (Cost--$108,811,490)--102.3%                                       108,560,704


                                 Options Written
Call Options                 2   Consumer Price Index (CPI) Linked Floor, expiring April 2009 at USD 1,
Written                          Broker Morgan Stanley Capital Services, Inc.                                             (3,200)
                             5   Swaption, expiring December 2005 at 4.21%, Broker Credit Suisse First Boston (f)            (50)
                             5   Swaption, expiring January 2006 at 4.25%, Broker UBS Warburg (f)                         (1,000)
                                                                                                                  ---------------
                                                                                                                          (4,250)

Put Options                  5   Swaption, expiring December 2005 at 5.11%, Broker Credit Suisse First Boston (f)        (22,505)
Written                      5   Swaption, expiring January 2006 at 4.25%, Broker UBS Warburg (f)                        (32,000)
                             8   Swaption, expiring April 2007 at 6.07%, Broker JPMorgan Chase Bank (f)                 (148,382)
                                                                                                                  ---------------
                                                                                                                        (202,887)

                                 Total Options Written (Premiums Received--$145,375)--(0.2%)                            (207,137)

                Total Investments, Net of Options Written (Cost--$108,666,115*)--102.1%                               108,353,567
                Liabilities in Excess of Other Assets--(2.1%)                                                         (2,196,489)
                                                                                                                  ---------------
                Net Assets--100.0%                                                                                $   106,157,078
                                                                                                                  ===============

   * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of November 30, 2005, as computed for federal income tax purposes, were as follows:

     Aggregate cost                               $     108,648,318
                                                  =================
     Gross unrealized appreciation                $       2,318,749
     Gross unrealized depreciation                      (2,613,500)
                                                  -----------------
     Net unrealized depreciation                  $       (294,751)
                                                  =================


  ++ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

++++ One contract represents a notional amount of $1,000,000.

 (a) Floating rate note.

 (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (c) Represents a structured note; the interest rate shown reflects the effective yield at the time of purchase.

 (d) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
     Affiliate                                  Activity        Income

     Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                    $7,655,113      $288,557

 (e) Restricted security as to resale, representing 0.5% of net assets, were as follows:

                                 Acquisition
     Issue                           Date           Cost        Value

     Sigma Finance Corp.,
     6.643% due 3/31/2014         3/26/2004       $500,000     $505,325

 (f) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



Schedule of Investments (concluded)                Master Real Investment Trust


 * For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

 * Financial futures contracts sold as of November 30, 2005 were as follows:

                                                              Unrealized
    Number of                 Expiration          Face       Appreciation
    Contracts    Issue           Date            Value      (Depreciation)

      32       Five-Year
             U.S. Treasury      March
                  Bond           2006          $3,405,630      $   15,630
      33       Five-Year
             U.S. Treasury    December
                  Bond           2005          $3,488,528        (13,081)
      16       Ten-Year
             U.S. Treasury      March
                  Bond           2006          $1,736,330           (170)
      24       Ten-Year
             U.S. Treasury    December
                  Bond           2005          $2,611,873           2,248
                                                               ----------
Total Unrealized Appreciation--Net                             $    4,627
                                                               ==========


 * Swaps outstanding as of November 30, 2005 were as follows:

                                                             Unrealized
                                             Notional       Appreciation
                                              Amount       (Depreciation)

   Receive (pay) a variable return based
   on the change in the spread return of
   the Lehman Brothers CMBS Aaa 8.5+
   Index and receive a floating rate
   based on the spread less .60%

   Broker, Citibank N.A.
   Expires December 2005                      $4,000,000                --

   Sold credit default protection on
   Dow Jones CDX North America
   Investment Grade Index Series 2
   and receive .60%

   Broker, JPMorgan Chase Bank
   Expires September 2009                     $1,984,000           $13,838

   Sold credit default protection on
   Fannie Mae and receive .18%

   Broker, Lehman Brothers
   Special Finance
   Expires March 2010                         $1,000,000             2,700

   Sold credit default protection on
   Freddie Mac and receive .15%

   Broker, Lehman Brothers
   Special Finance
   Expires June 2010                          $4,000,000             9,712


                                                             Unrealized
                                             Notional       Appreciation
                                              Amount       (Depreciation)

   Sold credit default protection on
   Fannie Mae and receive .48%

   Broker, Deutsche Bank AG
   Expires June 2010                          $2,000,000         $  22,016

   Sold credit default protection on
   Dow Jones CDX North America
   Investment Grade High Volatility
   Index Series 4 and receive .90%

   Broker, Lehman Brothers
   Special Finance
   Expires June 2010                          $  500,000           (1,574)

   Receive a floating rate based on
   1-month LIBOR plus .47%, which is
   capped at a fixed coupon of 6.0%
   from 12/16/05 through expiration
   and pay a floating rate based on
   1-month LIBOR

   Broker, Credit Suisse First Boston
   Expires June 2011                          $4,500,000          (11,024)

   Receive a fixed rate of 4.95%
   and pay a floating rate based on
   3-month LIBOR

   Broker, JPMorgan Chase Bank
   Expires April 2017                         $2,000,000          (25,740)

   Receive a fixed rate of 5.258%
   and pay a floating rate based on
   3-month LIBOR

   Broker, JPMorgan Chase Bank
   Expires April 2017                         $1,120,000            10,711

   Pay a fixed rate of 5.41% and
   receive a floating rate based on
   3-month LIBOR

   Broker, JPMorgan Chase Bank
   Expires April 2037                         $  690,000          (12,753)

   Pay a fixed rate of 5.11% and
   receive a floating rate based on
   3-month LIBOR

   Broker, JPMorgan Chase Bank
   Expires April 2037                         $1,000,000            23,776

   Sold credit default protection on
   Holmes Financing Plc Series 8
   Class 2C and receive .55%

   Broker, Deutsche Bank AG
   Expires July 2040                          $2,000,000               782

   Sold credit default protection on
   Permanent Financing Plc Series 4
   Class 2C and receive .55%

   Broker, Deutsche Bank AG
   Expires June 2042                          $2,000,000             1,754

   Sold credit default protection on
   Granite Mortgages Plc Series 2004-2
   Class 1C and receive .45%

   Broker, Deutsche Bank AG, London
   Expires June 2044                          $2,000,000           (1,800)
                                                                 ---------
   Total                                                         $  32,398
                                                                 =========

   See Notes to Financial Statements.



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Statement of Assets and Liabilities                                                                  Master Real Investment Trust

As of November 30, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$97,797,702)                        $    97,520,356
           Investments in affiliated securities, at value (identified cost--$10,918,738)                               10,918,738
           Options purchased, at value (premiums paid--$95,050)                                                           121,610
           Cash on deposit for financial futures contracts                                                                 62,403
           Unrealized appreciation on swaps                                                                                85,289
           Receivables:
               Contributions                                                                   $       996,239
               Securities sold                                                                         978,181
               Interest                                                                                573,126
               Options                                                                                  95,050
               Paydowns                                                                                 12,848
               Variation margin                                                                         11,684
               Swaps                                                                                     7,337          2,674,465
                                                                                               ---------------
           Prepaid expenses and other assets                                                                                3,799
                                                                                                                  ---------------
           Total assets                                                                                               111,386,660
                                                                                                                  ---------------

Liabilities

           Unrealized depreciation on swaps                                                                                52,891
           Options written, at value (premiums received--$145,375)                                                        207,137
           Swap premiums received                                                                                           6,907
           Payables:
               Securities purchased                                                                  4,503,927
               Withdrawals                                                                             363,731
               Investment adviser                                                                       34,861
               Other affiliates                                                                            843          4,903,362
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                          59,285
                                                                                                                  ---------------
           Total liabilities                                                                                            5,229,582
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   106,157,078
                                                                                                                  ===============

Net Assets Consist of

           Investors' capital                                                                                     $   106,432,601
           Unrealized depreciation--net                                                                                 (275,523)
                                                                                                                  ---------------
           Net Assets                                                                                             $   106,157,078
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Statement of Operations                                                                              Master Real Investment Trust

For the Year Ended November 30, 2005
Investment Income

           Interest (including $288,557 from affiliates)                                                          $     2,913,296
                                                                                                                  ---------------
           Total income                                                                                                 2,913,296
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $       470,195
           Accounting services                                                                         115,036
           Professional fees                                                                            40,900
           Custodian fees                                                                               21,984
           Trustees' fees and expenses                                                                  14,666
           Pricing fees                                                                                  8,535
           Printing and shareholder reports                                                              2,967
           Other                                                                                        10,280
                                                                                               ---------------
           Total expenses                                                                                                 684,563
                                                                                                                  ---------------
           Investment income--net                                                                                       2,228,733
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on:
               Investments--net                                                                     13,308,885
               Futures contracts and swaps--net                                                        168,304         13,477,189
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                    (8,597,453)
               Futures contracts and swaps--net                                                         44,527
               Options written--net                                                                   (61,762)        (8,614,688)
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                      4,862,501
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $     7,091,234
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Statements of Changes in Net Assets                                                                  Master Real Investment Trust

                                                                                                  For the        For the Period
                                                                                                 Year Ended     March 26, 2004++
                                                                                                November 30,    to November 30,
                                                                                                    2005              2004
Operations

           Investment income--net                                                              $     2,228,733    $       396,819
           Realized gain--net                                                                       13,477,189             41,345
           Change in unrealized appreciation/depreciation--net                                     (8,614,688)          8,339,165
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      7,091,234          8,777,329
                                                                                               ---------------    ---------------

Capital Transactions

           Proceeds from contributions                                                              64,720,931         82,947,925
           Fair value of withdrawals                                                              (41,636,849)       (15,843,492)
                                                                                               ---------------    ---------------
           Net increase in net assets derived from capital transactions                             23,084,082         67,104,433
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                             30,175,316         75,881,762
           Beginning of period                                                                      75,981,762            100,000
                                                                                               ---------------    ---------------
           End of period                                                                       $   106,157,078    $    75,981,762
                                                                                               ===============    ===============

            ++ Commencement of operations.

               See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Financial Highlights                                                                                 Master Real Investment Trust

                                                                                                  For the        For the Period
                                                                                                 Year Ended     March 26, 2004++
The following ratios have been derived from                                                     November 30,    to November 30,
information provided in the financial statements.                                                   2005              2004
Total Investment Return

           Total investment return                                                                       8.26%            16.20%*
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                        .73%             .68%**
                                                                                               ===============    ===============
           Expenses                                                                                       .73%             .73%**
                                                                                               ===============    ===============
           Investment income--net                                                                        2.37%             .95%**
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $       106,157    $        75,982
                                                                                               ===============    ===============
           Portfolio turnover                                                                           50.00%             19.40%
                                                                                               ===============    ===============

             * Aggregate total investment return.

            ** Annualized.

            ++ Commencement of operations.

               See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



Notes to Financial Statements                      Master Real Investment Trust


1. Significant Accounting Policies:
Master Real Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of yield equivalents as obtained by the Trust's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Equity securities that are held by the Trust, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities and commodities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Hybrid instruments--The Trust may invest in hybrid instruments, including structured notes and commodity-linked notes. The principal and/or interest payments on these hybrid instruments are linked to the value of commodities, commodity futures contracts, or the performance of one or more indexes or other readily measurable economic variables. The principal value of the hybrid instruments, and/or the value of the interest that they pay, will rise or fall in response to changes in the values of the underlying commodities, commodity futures contracts, or commodity indexes. Although these hybrid instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities.



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



Notes to Financial Statements (continued)          Master Real Investment Trust


* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower.
The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



Notes to Financial Statements (concluded)          Master Real Investment Trust


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the annual rate of 0.50%. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, pursuant to which MLIM, LLC provides investment advisory services to MLIM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Trust also has retained MLIM, LLC as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

For the year ended November 30, 2005, the Trust reimbursed MLIM $2,729 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended November 30, 2005 were $63,628,409 and $43,023,047, respectively.

Transactions in call options written for the year ended November 30, 2005 were as follows:

                                           Number of           Premiums
                                          Contracts*           Received
Outstanding call options written,
   beginning of period                             2    $         3,200
Options written                                   10             15,500
Options expired                                   --                 --
                                      --------------    ---------------
Outstanding call options written,
   end of period                                  12    $        18,700
                                      ==============    ===============

 * One contract represents a notional amount of $1,000,000.



Transactions in put options written for the year ended November 30, 2005 were as follows:

                                           Number of           Premiums
                                          Contracts*           Received
Outstanding put options written,
   beginning of period                            --                 --
Options written                                   18    $       126,675
Options expired                                   --                 --
                                      --------------    ---------------
Outstanding put options written,
   end of period                                  18    $       126,675
                                      ==============    ===============

 * One contract represents a notional amount of $1,000,000.



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005



Report of Independent Registered Public Accounting Firm

                                                   Master Real Investment Trust


To the Investors and Board of Trustees of Master Real Investment Trust:

We have audited the accompanying statement of net assets, including the schedule of investments, of Master Real Investment Trust as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period March 26, 2004 (commencement of operations) to November 30, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Real Investment Trust at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 26, 2004 through November 30, 2004, in conformity with U.S. generally accepted accounting principles.



(Ernst & Young, LLP)
Philadelphia, Pennsylvania
January 18, 2006



MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Officers and Trustees

                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund/Trust   Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Interested Trustee


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and Trustee  present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,                                    Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999 to
Age: 51                                       2001; President and Director of Princeton Services,
                                              Inc. ("Princeton Services") since 2001; President
                                              of Princeton Administrators, L.P. ("Princeton
                                              Administrators") since 2001; Chief Investment
                                              Officer of OppenheimerFunds, Inc. in 1999 and
                                              Executive Vice President thereof from 1991
                                              to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust
  President, Mr. Doll serves at the pleasure of the Board of Trustees.



Independent Trustees*


David O. Beim**         Trustee      2004 to  Professor of Finance and Economics at the        20 Funds       None
P.O. Box 9095                        present  Columbia University Graduate School of           26 Portfolios
Princeton,                                    Business since 1991; Chairman of Outward
NJ 08543-9095                                 Bound U.S.A. from 1997 to 2001; Chairman
Age: 65                                       of Wave Hill, Inc. since 1990; Trustee of
                                              Phillips Exeter Academy from 2002 to present.


James T. Flynn          Trustee      2004 to  Chief Financial Officer of JPMorgan & Co.,       20 Funds       None
P.O. Box 9095                        present  Inc. from 1990 to 1995 and an employee of        26 Portfolios
Princeton,                                    JPMorgan in various capacities from 1967
NJ 08543-9095                                 to 1995.
Age: 66


W. Carl Kester          Trustee      2004 to  Mizuho Financial Group, Professor of Finance,    21 Funds       None
P.O. Box 9095                        present  Harvard Business School, Unit Head, Finance      27 Portfolios
Princeton,                                    since 2005; Senior Associate Dean and Chairman
NJ 08543-9095                                 of the MBA Program of Harvard Business School,
Age: 53                                       1999 to 2005; Member of the faculty of Harvard
                                              Business School since 1981; Independent
                                              Consultant since 1978.


Karen P. Robards***     Trustee      2004 to  President of Robards & Company, a financial      20 Funds       AtriCure, Inc.
P.O. Box 9095                        present  advisory firm since 1987; formerly an            26 Portfolios  (medical
Princeton,                                    investment banker with Morgan Stanley for more                  devices)
NJ 08543-9095                                 than ten years; Director of Enable Medical Corp.
Age: 55                                       from 1996 to 2005; Director of AtriCure, Inc.
                                              since 2000; Director of the Cooke Center for
                                              Learning and Development, a not-for-profit
                                              organization, since 1987.


  * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Chairman of the Audit Committee.

*** Chair of the Board.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Officers and Trustees (concluded)


                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         2004 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
NJ 08543-9011           Treasurer             Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director
Age: 45                                       of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Frank Viola             Vice         2004 to  Managing Director of MLIM since 2002; Head of the Global Fixed Income
P.O. Box 9011           President    present  Structured Asset Team since 2002; Director (Global Fixed Income) of MLIM from
Princeton,                                    2000 to 2001 and Vice President from 1997 to 2000.
NJ 08543-9011
Age: 41


Thomas Musmanno         Vice         2004 to  Director (Global Fixed Income) of MLIM since 2004; Vice President of MLIM from
P.O. Box 9011           President    present  1996 to 2004; Derivatives and Structured Products Specialist with MLIM from
Princeton,                                    2000 to 2002; Portfolio Manager with MLIM from 1996.
NJ 08543-9011
Age: 36


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director
Age: 54                                       and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                              Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Fund/Trust serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Availablity of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH REAL INVESTMENT FUND                            NOVEMBER 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
           Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           Merrill Lynch Real Investment Fund
           (a) Audit Fees -   Fiscal Year Ending November 30, 2005 - $6,500
                              Fiscal Year Ending November 30, 2004 - $5,000

           (b) Audit-Related Fees -
                              Fiscal Year Ending November 30, 2005 - $0
                              Fiscal Year Ending November 30, 2004 - $0

           (c) Tax Fees -     Fiscal Year Ending November 30, 2005 - $5,700
                              Fiscal Year Ending November 30, 2004 - $5,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
                              Fiscal Year Ending November 30, 2005 - $0
                              Fiscal Year Ending November 30, 2004 - $0

           Master Real Investment Trust
           (a) Audit Fees -   Fiscal Year Ending November 30, 2005 - $31,000
                              Fiscal Year Ending November 30, 2004 - $37,500

           (b) Audit-Related Fees -
                              Fiscal Year Ending November 30, 2005 - $0
                              Fiscal Year Ending November 30, 2004 - $0

           (c) Tax Fees -     Fiscal Year Ending November 30, 2005 - $5,700
                              Fiscal Year Ending November 30, 2004 - $5,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
                              Fiscal Year Ending November 30, 2005 - $0
                              Fiscal Year Ending November 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending November 30, 2005 - $5,700
               Fiscal Year Ending November 30, 2004 - $5,000

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Real Investment Fund and Master Real Investment Trust


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Real Investment Fund and Master Real Investment Trust


Date: January 25, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Real Investment Fund and Master Real Investment Trust


Date: January 25, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Real Investment Fund and Master Real Investment Trust


Date: January 25, 2006